UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

YELLOWSTONE ACQUISITION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha Nebraska	68102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 225-6511

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	YSACU	The NASDAQ Stock Market LLC
Class A common stock, $.0001 par value included as part of the units	YSAC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	YSACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed on a Current Report on Form 8-K dated October 26, 2020, Yellowstone Acquisition Company (the “Company”) consummated its initial public offering (“IPO”) of 12,500,000 units (the “Units”) on October 26, 2020. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share, and one-half of one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000.

In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 1,875,000 additional units to cover over-allotments (the “Over-Allotment Units”), if any. On December 1, 2020, the underwriters purchased an additional 1,098,898 Over-Allotment Units pursuant to the partial exercise of the Over-Allotment Option. The Over-Allotment Units were sold at an offering price of $10.00 per Over-Allotment Unit, generating aggregate additional gross proceeds of $10,988,980 to the Company. In connection with the cancellation of the remainder of the Over-Allotment Option, the Company will cancel an aggregate of 274,724 shares of Class B common stock issued to BOC Yellowstone LLC, the Company’s sponsor (the “Sponsor”), prior to the IPO, resulting in a total of 3,399,724 shares of Class B common stock issued and outstanding following the exercise of the Over-Allotment Option. Also, in connection with the partial exercise of the Over-Allotment Option, the Sponsor purchased an additional 219,799 warrants at a purchase price of $1.00 per warrant, resulting in the Sponsor owning warrants to purchase 7,719,799 shares of Class A common stock at an exercise price of $11.50 per warrant share, subject to adjustment.

On December 1, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the partial exercise of the underwriter’s over-allotment option in the recent public offering.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated December 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2020

YELLOWSTONE ACQUISITION COMPANY

By:	/s/ Joshua P. Weisenburger
Name:	Joshua P. Weisenburger
Title:	Chief Financial Officer

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